Trending Schedules
(As Revised March 16, 2026)

Beginning in the first quarter of 2026, Comcast implemented certain reporting changes on a retrospective basis, as summarized below. Financial information included in these trending schedules have been recast for the following changes:

Pro Forma Information
Certain financial data is presented on a pro forma basis in connection with the separation of Versant Media Group, Inc. (“Versant”), which was completed on January 2, 2026, resulting in Versant becoming an independent, publicly traded company listed on The Nasdaq Stock Market under the ticker symbol “VSNT” (the “Separation”). The pro forma financial measures are non-GAAP financial measures and are presented as if the Separation had occurred on January 1, 2024. We believe the pro forma information is useful to investors as it enhances comparability of financial information between periods and provides useful information for assessing trends in our ongoing operations. The pro forma information is primarily based on historical results of operations and includes pro forma adjustments in accordance with Article 11 of Regulation S-X that are directly attributable to the Separation, including adjustments related to the commercial services agreement for the sale and use of Versant’s advertising and promotional inventory. This pro forma information is not necessarily indicative of future results. See Note 1 on page 10 for reconciliations of these non-GAAP financial measures.

Financial information other than pro forma revenue; pro forma costs and expenses, excluding depreciation and amortization; and pro forma Adjusted EBITDA was not impacted by these updates.

Other
Beginning in the first quarter of 2026, we updated the composition of our segments to align with the segment-level information that is regularly provided to our chief operating decision maker, including (1) adjusting the Media segment to exclude the historical results of Versant; (2) reclassifying the results of our regional sports networks to Corporate and other from the Media segment; (3) reclassifying the results of Xumo, our streaming platform joint venture with Charter Communications, to the Residential Connectivity & Platforms segment from Corporate and other; (4) reclassifying certain shared expenses into the related Media, Studios and Theme Parks segments from Content & Experiences Headquarters & Other; and (5) adjusting the Media segment and Versant for the effects of the commercial services agreement.

Additionally, we made several updates to our presentation of customer metrics, including adding total Residential Connectivity & Platforms customer relationships and net additions (losses) and removing certain Business Services Connectivity customer metrics. We also began presenting domestic wireless service revenue, domestic convergence revenue and domestic wireless equipment revenue.

Pro Forma Consolidated Revenue
($ in millions; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Revenue[1]
Domestic Broadband[2]	$6,446	$6,429	$6,400	$6,384	$25,660	$6,558	$6,530	$6,433	$6,316	$25,837
Domestic Wireless Service[3]	$733	$774	$823	$836	$3,165	$850	$882	$915	$965	$3,612
Domestic Convergence Revenue	$7,179	$7,203	$7,223	$7,220	$28,825	$7,408	$7,412	$7,349	$7,281	$29,449
Domestic Wireless Equipment[4]	$239	$245	$270	$353	$1,107	$273	$313	$331	$438	$1,355
International Connectivity[5]	$1,033	$1,056	$1,150	$1,263	$4,503	$1,132	$1,219	$1,275	$1,337	$4,963
Residential Connectivity	$8,451	$8,505	$8,644	$8,836	$34,435	$8,813	$8,945	$8,954	$9,055	$35,767
Video[6]	$7,104	$7,014	$6,939	$6,739	$27,797	$6,721	$6,724	$6,593	$6,360	$26,398
Advertising[7]	$973	$1,012	$1,012	$1,188	$4,185	$899	$951	$893	$1,067	$3,810
Other[8]	$1,367	$1,319	$1,301	$1,290	$5,277	$1,233	$1,219	$1,197	$1,209	$4,858
Residential Connectivity & Platforms	$17,895	$17,850	$17,896	$18,053	$71,694	$17,665	$17,839	$17,636	$17,692	$70,832
Business Services Connectivity[9]	$2,407	$2,421	$2,425	$2,448	$9,701	$2,496	$2,575	$2,576	$2,590	$10,237
Total Connectivity & Platforms	$20,303	$20,272	$20,320	$20,501	$81,395	$20,161	$20,414	$20,212	$20,282	$81,069
Change						(0.7)%	0.7%	(0.5)%	(1.1)%	(0.4)%
Constant Currency Change[10]						(0.4)%	(0.4)%	(1.3)%	(2.0)%	(1.0)%

Domestic Advertising[11]	$1,530	$1,468	$2,917	$2,208	$8,122	$1,468	$1,395	$1,556	$2,294	$6,712
Domestic Distribution[12]	$1,499	$1,463	$1,999	$1,634	$6,595	$1,667	$1,632	$1,690	$1,876	$6,866
International Networks[13]	$1,009	$1,090	$1,059	$1,072	$4,231	$1,148	$1,254	$1,239	$1,283	$4,924
Other[14]	$223	$239	$266	$348	$1,076	$244	$261	$259	$371	$1,136
Total Media	$4,261	$4,260	$6,241	$5,262	$20,024	$4,527	$4,543	$4,744	$5,824	$19,637

Content Licensing	$2,101	$1,714	$1,865	$2,383	$8,063	$2,174	$1,805	$2,035	$2,186	$8,199
Theatrical	$330	$237	$611	$515	$1,693	$286	$284	$639	$411	$1,621
Other[15]	$312	$302	$350	$371	$1,335	$366	$343	$326	$430	$1,465
Total Studios	$2,743	$2,253	$2,826	$3,269	$11,092	$2,826	$2,432	$3,000	$3,027	$11,286

Theme Parks	$1,979	$1,975	$2,289	$2,374	$8,617	$1,876	$2,349	$2,717	$2,893	$9,836
Headquarters & Other	$12	$10	$11	$17	$50	$11	$9	$15	$11	$46
Eliminations[16]	($729)	($503)	($757)	($803)	($2,792)	($694)	($604)	($579)	($815)	($2,692)
Total Content & Experiences	$8,265	$7,994	$10,611	$10,120	$36,990	$8,546	$8,730	$9,898	$10,941	$38,114

Supplemental Media Detail
Advertising	$404	$402	$761	$476	$2,042	$414	$427	$477	$564	$1,883
Distribution	$593	$581	$677	$773	$2,624	$763	$759	$843	$1,013	$3,377
Other	$56	$63	$75	$72	$266	$49	$46	$43	$51	$189
Peacock[17,18]	$1,054	$1,046	$1,513	$1,321	$4,933	$1,226	$1,232	$1,363	$1,628	$5,448
Peacock Paid Subscribers[19]	34	33	36	36	36	41	41	41	44	44

Corporate & Other[20]	$1,029	$955	$907	$957	$3,847	$906	$876	$883	$982	$3,647
Eliminations[16]	($1,135)	($1,123)	($1,306)	($1,207)	($4,770)	($1,244)	($1,230)	($1,286)	($1,328)	($5,088)

Total Pro Forma Consolidated Revenue[1]	$28,461	$28,098	$30,532	$30,371	$117,462	$28,369	$28,790	$29,706	$30,877	$117,742

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	2

Pro Forma Consolidated Costs and Expenses, Excluding Depreciation and Amortization
($ in millions; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Costs & Expenses, Excluding Depreciation and Amortization [1,21]
Residential Connectivity & Platforms	$11,104	$10,820	$11,058	$11,651	$44,633	$10,823	$10,834	$11,152	$11,660	$44,468
Business Services Connectivity	$1,041	$1,041	$1,034	$1,085	$4,201	$1,074	$1,131	$1,122	$1,186	$4,512
Total Connectivity & Platforms	$12,145	$11,862	$12,092	$12,736	$48,835	$11,897	$11,965	$12,274	$12,845	$48,980
Change						(2.0)%	0.9%	1.5%	0.9%	0.3%
Constant Currency Change[10]						(1.6)%	(0.6)%	0.3%	(0.5)%	(0.6)%
Supplemental Connectivity & Platforms Detail[22]
Programming[23]	$4,405	$4,248	$4,102	$4,125	$16,881	$4,107	$3,998	$3,952	$3,950	$16,007
Marketing & Promotion	$1,180	$1,150	$1,244	$1,250	$4,823	$1,242	$1,249	$1,332	$1,323	$5,145
Direct Product Costs[24]	$1,514	$1,515	$1,676	$1,902	$6,607	$1,625	$1,829	$1,911	$2,210	$7,576
Technical & Support[25]	$2,012	$1,907	$1,963	$1,963	$7,845	$1,935	$1,918	$2,019	$1,981	$7,854
Customer Service	$712	$685	$683	$662	$2,742	$682	$677	$707	$699	$2,765
Other[26]	$2,322	$2,356	$2,424	$2,833	$9,935	$2,305	$2,293	$2,353	$2,683	$9,634
Total Connectivity & Platforms	$12,145	$11,862	$12,092	$12,736	$48,835	$11,897	$11,965	$12,274	$12,845	$48,980

Programming & Production	$3,315	$2,674	$4,810	$4,580	$15,378	$3,283	$2,759	$3,359	$5,280	$14,682
Marketing & Promotion	$297	$263	$441	$376	$1,377	$306	$285	$287	$484	$1,362
Other	$814	$794	$890	$894	$3,392	$830	$816	$851	$932	$3,429
Total Media	$4,426	$3,731	$6,141	$5,849	$20,147	$4,420	$3,860	$4,497	$6,696	$19,473
Programming & Production	$1,861	$1,502	$1,820	$2,084	$7,267	$1,901	$1,664	$1,962	$1,924	$7,450
Marketing & Promotion	$431	$394	$301	$357	$1,483	$392	$452	$436	$493	$1,773
Other	$230	$256	$263	$285	$1,034	$259	$256	$264	$283	$1,062
Total Studios	$2,522	$2,151	$2,384	$2,726	$9,784	$2,552	$2,372	$2,661	$2,700	$10,285
Theme Parks	$1,360	$1,356	$1,457	$1,550	$5,722	$1,463	$1,708	$1,777	$1,874	$6,821
Headquarters & Other	$204	$160	$155	$148	$668	$206	$210	$219	$257	$891
Eliminations[16]	($763)	($540)	($795)	($777)	($2,874)	($708)	($660)	($648)	($862)	($2,878)
Total Content & Experiences	$7,750	$6,858	$9,342	$9,497	$33,448	$7,932	$7,489	$8,506	$10,666	$34,593

Supplemental Media Detail
Programming & Production	$1,205	$980	$1,383	$1,180	$4,748	$976	$883	$1,115	$1,552	$4,527
Marketing, Promotion & Other	$488	$413	$566	$513	$1,981	$464	$449	$465	$629	$2,007
Peacock[17]	$1,693	$1,394	$1,949	$1,693	$6,729	$1,440	$1,333	$1,580	$2,180	$6,534

Corporate & Other[20]	$1,218	$1,141	$1,118	$1,282	$4,758	$1,105	$1,099	$1,086	$1,475	$4,765
Eliminations[16]	($1,109)	($1,122)	($1,247)	($1,164)	($4,642)	($1,256)	($1,251)	($1,267)	($1,328)	($5,102)

Total Pro Forma Consolidated Costs & Expenses, Excluding Depreciation and Amortization[1]	$20,003	$18,739	$21,306	$22,350	$82,398	$19,678	$19,302	$20,599	$23,657	$83,236

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	3

Pro Forma Consolidated Adjusted EBITDA and Depreciation & Amortization Expense
($ in millions; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Adjusted EBITDA[1,27]
Residential Connectivity & Platforms	$6,791	$7,030	$6,837	$6,402	$27,060	$6,842	$7,006	$6,484	$6,032	$26,364
Business Services Connectivity	$1,366	$1,380	$1,391	$1,363	$5,500	$1,422	$1,444	$1,454	$1,405	$5,725
Total Connectivity & Platforms	$8,158	$8,410	$8,228	$7,765	$32,561	$8,264	$8,450	$7,938	$7,437	$32,089
Change						1.3%	0.5%	(3.5)%	(4.2)%	(1.4)%
Constant Currency Change[10]						1.4%	0.1%	(3.8)%	(4.4)%	(1.6)%

Media	($165)	$529	$100	($587)	($123)	$107	$683	$247	($872)	$164
Studios	$220	$102	$442	$543	$1,308	$274	$61	$339	$327	$1,000
Theme Parks	$619	$619	$832	$823	$2,894	$413	$641	$940	$1,019	$3,015
Headquarters & Other	($192)	($151)	($144)	($131)	($618)	($195)	($201)	($204)	($245)	($845)
Eliminations[16]	$33	$36	$38	($26)	$82	$14	$56	$69	$47	$186
Total Content & Experiences	$515	$1,136	$1,269	$622	$3,542	$614	$1,241	$1,392	$275	$3,521
Supplemental Media Detail
Peacock[17]	($639)	($348)	($436)	($372)	($1,796)	($215)	($101)	($217)	($552)	($1,085)

Corporate & Other[20]	($189)	($186)	($211)	($325)	($911)	($198)	($223)	($204)	($492)	($1,117)
Eliminations[16]	($26)	($1)	($59)	($42)	($128)	$12	$20	($19)	$—	$13

Total Pro Forma Consolidated Adjusted EBITDA[1]	$8,458	$9,360	$9,227	$8,020	$35,064	$8,692	$9,488	$9,107	$7,220	$34,506

Depreciation & Amortization Expense

Total Consolidated Depreciation & Amortization Expense	$3,551	$3,539	$3,878	$3,833	$14,802	$3,849	$4,154	$4,020	$4,187	$16,210
Amortization of Acquisition-Related Intangible Assets[28]	$569	$563	$817	$798	$2,747	$789	$810	$824	$838	$3,263
Total Consolidated Depreciation & Amortization Expense Excluding Amortization of Acquisition-Related Intangible Assets	$2,982	$2,976	$3,061	$3,035	$12,054	$3,060	$3,344	$3,195	$3,349	$12,948

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	4

Connectivity & Platforms Growth Rates
(unaudited)

	2025
	1Q	2Q	3Q	4Q	FY

Revenue
Domestic Broadband	1.7%	1.6%	0.5%	(1.1)%	0.7%
Domestic Wireless Service	16.0%	13.9%	11.2%	15.5%	14.1%
Domestic Convergence Revenue	3.2%	2.9%	1.7%	0.8%	2.2%
Domestic Wireless Equipment	14.3%	28.0%	22.4%	23.9%	22.4%
International Connectivity	9.5%	15.4%	10.8%	5.8%	10.2%
Residential Connectivity	4.3%	5.2%	3.6%	2.5%	3.9%
Video	(5.4)%	(4.2)%	(5.0)%	(5.6)%	(5.1)%
Advertising	(7.7)%	(6.0)%	(11.8)%	(10.2)%	(9.0)%
Other	(9.8)%	(7.6)%	(8.0)%	(6.2)%	(7.9)%
Residential Connectivity & Platforms	(1.3)%	(0.1)%	(1.5)%	(2.0)%	(1.2)%
Business Services Connectivity	3.7%	6.3%	6.2%	5.8%	5.5%
Total Connectivity & Platforms	(0.7)%	0.7%	(0.5)%	(1.1)%	(0.4)%

Costs & Expenses, Excluding Depreciation & Amortization
Residential Connectivity & Platforms	(2.5)%	0.1%	0.8%	0.1%	(0.4)%
Business Services Connectivity	3.1%	8.6%	8.5%	9.3%	7.4%
Total Connectivity & Platforms	(2.0)%	0.9%	1.5%	0.9%	0.3%

Supplemental Connectivity & Platforms Detail
Programming	(6.8)%	(5.9)%	(3.7)%	(4.3)%	(5.2)%
Marketing & Promotion	5.2%	8.6%	7.1%	5.9%	6.7%
Direct Product Costs	7.3%	20.8%	14.0%	16.2%	14.7%
Technical & Support	(3.8)%	0.6%	2.9%	0.9%	0.1%
Customer Service	(4.2)%	(1.1)%	3.5%	5.5%	0.8%
Other	(0.7)%	(2.7)%	(2.9)%	(5.3)%	(3.0)%
Total Connectivity & Platforms	(2.0)%	0.9%	1.5%	0.9%	0.3%

Adjusted EBITDA
Residential Connectivity & Platforms	0.7%	(0.3)%	(5.2)%	(5.8)%	(2.6)%
Business Services Connectivity	4.1%	4.5%	4.5%	3.0%	4.0%
Total Connectivity & Platforms	1.3%	0.5%	(3.5)%	(4.2)%	(1.4)%

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	5

Connectivity & Platforms Constant Currency Growth Rates[10]
(unaudited)

	2025
	1Q	2Q	3Q	4Q	FY

Revenue
Domestic Broadband	1.7%	1.6%	0.5%	(1.1)%	0.7%
Domestic Wireless Service	16.0%	13.9%	11.2%	15.5%	14.1%
Domestic Convergence Revenue	3.2%	2.9%	1.7%	0.8%	2.2%
Domestic Wireless Equipment	14.3%	28.0%	22.4%	23.9%	22.4%
International Connectivity	10.6%	9.3%	6.7%	1.8%	6.8%
Residential Connectivity	4.5%	4.5%	3.1%	1.9%	3.5%
Video	(4.8)%	(5.7)%	(6.3)%	(7.1)%	(6.0)%
Advertising	(7.3)%	(7.8)%	(12.9)%	(11.6)%	(10.0)%
Other	(9.6)%	(9.0)%	(9.0)%	(7.2)%	(8.7)%
Residential Connectivity & Platforms	(1.0)%	(1.2)%	(2.4)%	(3.0)%	(1.9)%
Business Services Connectivity	3.7%	6.3%	6.2%	5.8%	5.5%
Total Connectivity & Platforms	(0.4)%	(0.4)%	(1.3)%	(2.0)%	(1.0)%

Costs & Expenses, Excluding Depreciation & Amortization
Residential Connectivity & Platforms	(2.1)%	(1.5)%	(0.4)%	(1.4)%	(1.4)%
Business Services Connectivity	3.2%	8.5%	8.4%	9.2%	7.3%
Total Connectivity & Platforms	(1.6)%	(0.6)%	0.3%	(0.5)%	(0.6)%

Supplemental Connectivity & Platforms Detail
Programming	(6.0)%	(7.3)%	(4.9)%	(5.7)%	(6.0)%
Marketing & Promotion	5.5%	7.2%	6.1%	4.7%	5.9%
Direct Product Costs	7.6%	17.3%	11.8%	13.8%	12.7%
Technical & Support	(3.7)%	(0.3)%	2.0%	(0.0)%	(0.5)%
Customer Service	(4.1)%	(2.2)%	2.7%	4.6%	0.1%
Other	(0.5)%	(3.9)%	(3.8)%	(6.5)%	(3.8)%
Total Connectivity & Platforms	(1.6)%	(0.6)%	0.3%	(0.5)%	(0.6)%

Adjusted EBITDA
Residential Connectivity & Platforms	0.9%	(0.8)%	(5.5)%	(6.0)%	(2.8)%
Business Services Connectivity	4.1%	4.7%	4.5%	3.1%	4.1%
Total Connectivity & Platforms	1.4%	0.1%	(3.8)%	(4.4)%	(1.6)%

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	6

Connectivity & Platforms: Customer Metrics
(Amounts in thousands, except per customer data; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Domestic Residential Passings[29]	57,000	57,255	57,536	57,827	57,827	58,063	58,356	58,641	58,935	58,935

Residential Connectivity & Platforms Customer Relationships
Domestic Residential Connectivity & Platforms Customer Relationships[30]	31,555	31,426	31,324	31,172	31,172	30,969	30,746	30,642	30,439	30,439
Domestic Residential Connectivity & Platforms Customer Relationships Net Additions (Losses)	(94)	(128)	(103)	(151)	(476)	(204)	(223)	(103)	(203)	(733)
International Residential Connectivity & Platforms Customer Relationships[30,31]	17,657	17,513	17,591	17,686	17,686	17,674	17,573	17,477	17,499	17,499
International Residential Connectivity & Platforms Customer Relationships Net Additions (Losses)	(65)	(144)	78	95	(36)	(11)	(102)	(95)	22	(186)
Total Residential Connectivity & Platforms Customer Relationships[31]	49,211	48,939	48,914	48,858	48,858	48,643	48,318	48,120	47,939	47,939
Total Residential Connectivity & Platforms Customer Relationships Net Additions (Losses)	(159)	(272)	(25)	(56)	(512)	(215)	(325)	(199)	(181)	(919)

Domestic Residential Broadband
Domestic Broadband Residential Customers	29,693	29,583	29,504	29,373	29,373	29,190	28,989	28,897	28,719	28,719
Domestic Broadband Residential Net Additions (Losses)	(55)	(110)	(79)	(131)	(375)	(183)	(201)	(91)	(178)	(654)
Domestic Broadband Residential Penetration of Residential Passings[32]	52.1%	51.7%	51.3%	50.8%	50.8%	50.3%	49.7%	49.3%	48.7%	48.7%

Domestic Wireless
Domestic Wireless Lines[33]	6,877	7,199	7,519	7,826	7,826	8,148	8,527	8,941	9,305	9,305
Domestic Wireless Line Net Additions (Losses)	289	322	319	307	1,237	323	378	414	364	1,479

Domestic Video
Domestic Video Customers	13,618	13,199	12,834	12,523	12,523	12,096	11,771	11,515	11,270	11,270
Domestic Video Net Additions (Losses)	(487)	(419)	(365)	(311)	(1,583)	(427)	(325)	(257)	(245)	(1,253)

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	7

Consolidated Capital Expenditures and Cash Paid for Capitalized Software & Other Intangible Assets
($ in millions; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Capital Expenditures
Customer Premise Equipment (CPE)[34]	$537	$452	$460	$564	$2,013	$407	$507	$613	$666	$2,192
Scalable Infrastructure[35]	$706	$639	$694	$987	$3,024	$595	$642	$868	$1,051	$3,156
Line Extensions[36]	$573	$634	$674	$810	$2,691	$560	$670	$704	$756	$2,689
Support Capital[37]	$74	$127	$119	$238	$557	$68	$95	$141	$382	$686
Total Connectivity & Platforms Capital Expenditures	$1,889	$1,851	$1,947	$2,598	$8,286	$1,629	$1,914	$2,326	$2,854	$8,723

Total Content & Experiences Capital Expenditures	$674	$843	$890	$1,276	$3,684	$602	$734	$714	$844	$2,894

Corporate and Other Capital Expenditures[20]	$67	$29	$77	$39	$212	$20	$31	$31	$51	$132

Total Consolidated Capital Expenditures	$2,630	$2,724	$2,913	$3,914	$12,181	$2,252	$2,679	$3,071	$3,749	$11,750

Cash Paid for Capitalized Software & Other Intangible Assets
Total Connectivity & Platforms Software & Other Intangible Assets	$518	$508	$526	$683	$2,235	$474	$459	$487	$467	$1,887
Total Content & Experiences Software & Other Intangible Assets	$151	$144	$165	$209	$670	$140	$171	$181	$236	$728
Corporate and Other Software & Other Intangible Assets[20]	$10	$10	$11	$14	$44	$8	$6	$9	$20	$42
Total Cash Paid for Capitalized Software & Other Intangible Assets	$679	$662	$702	$906	$2,949	$622	$636	$677	$723	$2,658

Page updated on March 16, 2026. See cover page.
See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	8

Free Cash Flow, Return of Capital to Shareholders and Adjusted EPS
($ and shares in millions, except per share data; unaudited)

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
							]
Free Cash Flow[38]

Free Cash Flow	$4,538	$1,338	$3,406	$3,260	$12,543	$5,421	$4,501	$4,945	$4,369	$19,235

Return of Capital to Shareholders

Dividends	$1,193	$1,225	$1,206	$1,190	$4,814	$1,224	$1,238	$1,223	$1,209	$4,894
Share Repurchases	$2,408	$2,215	$1,969	$2,048	$8,640	$2,020	$1,700	$1,541	$1,523	$6,784
Total Return of Capital to Shareholders	$3,601	$3,440	$3,175	$3,238	$13,454	$3,244	$2,938	$2,764	$2,732	$11,678

Adjusted EPS[39]

Adjusted EPS	$1.04	$1.21	$1.12	$0.96	$4.33	$1.09	$1.25	$1.12	$0.84	$4.31

Diluted Weighted-Average Number of Common Shares

Diluted Weighted-Average Number of Common Shares	3,992	3,920	3,880	3,842	3,908	3,784	3,727	3,689	3,636	3,709

See notes on pages 10, 11, 12 and 13. Minor differences may exist due to rounding	9

Notes

Basis of Presentation:

Refer to the Cover Page for information on changes to our basis of presentation. We have updated certain historical information as a result of this change.

1) The table below presents reconciliations for our pro forma financial information.

	2024					2025
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Total Consolidated Revenue	$30,058	$29,688	$32,070	$31,915	$123,731	$29,887	$30,313	$31,198	$32,310	$123,707
Less: Versant(a)	$1,873	$1,863	$1,793	$1,794	$7,323	$1,769	$1,770	$1,731	$1,660	$6,931
Less: Eliminations(b)	($276)	($273)	($255)	($250)	($1,053)	($251)	($247)	($239)	($228)	($965)
Total Pro Forma Consolidated Revenue	$28,461	$28,098	$30,532	$30,371	$117,462	$28,369	$28,790	$29,706	$30,877	$117,742

Total Consolidated Costs & Expenses, Excluding Depreciation and Amortization	$20,703	$19,517	$22,335	$23,108	$85,663	$20,355	$20,029	$21,529	$24,410	$86,324
Less: Versant(a)	$983	$1,057	$1,290	$1,013	$4,343	$935	$982	$1,177	$988	$4,081
Less: Eliminations(b)	($283)	($279)	($261)	($256)	($1,078)	($258)	($254)	($247)	($235)	($994)
Total Pro Forma Consolidated Costs & Expenses, Excluding Depreciation and Amortization	$20,003	$18,739	$21,306	$22,350	$82,398	$19,678	$19,302	$20,599	$23,657	$83,236

Total Consolidated Adjusted EBITDA	$9,355	$10,171	$9,735	$8,807	$38,069	$9,532	$10,283	$9,669	$7,900	$37,384
Less: Versant(a)	$890	$806	$502	$782	$2,980	$834	$789	$554	$673	$2,849
Less: Eliminations(b)	$7	$6	$6	$5	$25	$6	$7	$8	$8	$29
Total Pro Forma Consolidated Adjusted EBITDA	$8,458	$9,360	$9,227	$8,020	$35,064	$8,692	$9,488	$9,107	$7,220	$34,506

(a) Versant pro forma financial information is presented as if the Separation had occurred on January 1, 2024. Amounts are primarily based on historical results of operations of the Versant business and include pro forma adjustments in accordance with Article 11 of Regulation S-X that are directly attributable to the Separation, including an adjustment to costs and expenses for the effects of the commercial services agreement with Media for the sale and use of Versant’s advertising and promotional inventory.

(b) Included in eliminations are transactions that Versant entered into with our segments. These transactions are reported as if Versant was a stand-alone businesses in accordance with GAAP and generally include intercompany profit consistent with third-party transactions. The most significant of these transactions include distribution revenue in Versant related to fees from Residential Connectivity & Platforms for the rights to distribute television programming and the commercial services agreement between Media and Versant.

2) Residential Connectivity & Platforms domestic broadband revenue primarily consists of revenue from sales of broadband services to residential customers in the United States, including equipment and installation services.

3) Residential Connectivity & Platforms domestic wireless service revenue primarily consists of revenue from sales of wireless services to residential customers in the United States.

4) Residential Connectivity & Platforms domestic wireless equipment revenue primarily consists of revenue from sales of wireless devices, including handsets, tablets and smart watches, to residential customers in the United States.

5) Residential Connectivity & Platforms international connectivity revenue primarily consists of revenue from sales of broadband services, including equipment and installation services, wireless services and wireless devices to residential customers in the United Kingdom and Italy.

6) Residential Connectivity & Platforms video revenue primarily consists of revenue from sales of video services to residential and business customers across the United States, United Kingdom and Italy (collectively, the “Connectivity & Platforms markets”), including equipment and installation services. Video includes pay-per-view and other transactional revenue and franchise fees, revenue from sales of certain hardware, including Sky Glass smart televisions, commission revenue from the sale of certain DTC streaming services, and revenue related to Xumo Stream Boxes.

7) Residential Connectivity & Platforms advertising revenue primarily consists of revenue from the sale of advertising across our platforms in the Connectivity & Platforms markets, including advertising as part of our distribution agreements with cable networks in the United States, and advertising on Sky-branded entertainment television networks and on our digital properties. Advertising also includes revenue where we enter into representation agreements under which we sell advertising on behalf of third parties and from our advanced advertising businesses.

8) Residential Connectivity & Platforms other revenue primarily consists of revenue in the Connectivity & Platforms markets from sales of wireline voice services to residential customers; our residential security and automation services businesses; the licensing of our technology platforms to other multichannel video providers; the distribution of certain of our Sky-branded entertainment television networks to third-party video service providers; commissions from electronic retailing networks; and certain billing and collection fees.

Notes

9) Business Services Connectivity revenue primarily consists of revenue from our service offerings for small business locations in the United States, which include broadband, wireline voice and wireless services, as well as our enterprise solutions offerings, and our business connectivity service offerings in the United Kingdom.

10) Constant currency and constant currency growth rates are calculated by comparing the results for each comparable prior year period adjusted to reflect the average exchange rates from each current year period presented rather than the actual exchange rates that were in effect during the respective periods.

11) Media domestic advertising revenue primarily consists of revenue generated from sales of advertising on our linear television networks operating predominantly in the United States and Peacock.

12) Media domestic distribution revenue primarily consists of revenue generated from Peacock subscription fees and from the distribution of our television networks operating predominantly in the United States to traditional and virtual multichannel video providers, and from NBC-affiliated and Telemundo-affiliated local broadcast television stations. Our revenue from distribution agreements is generally based on the number of subscribers receiving the programming on our television networks and a per subscriber fee.

13) Media international networks revenue primarily consists of revenue generated by our networks operating predominantly outside the United States, including Sky Sports networks in the United Kingdom and Italy. This revenue primarily results from the distribution of our television networks to traditional and virtual multichannel video providers and other platforms, as well as sales of advertising. A significant portion of this revenue comes from the Residential Connectivity & Platforms segment.

14) Media other revenue primarily consists of revenue generated from the licensing of our owned content and technology and revenue generated from the commission earned from our commercial services agreement with Versant.

15) Studios other revenue primarily consists of the sale of physical and digital home entertainment products, as well as the production and licensing of live stage plays and the distribution of content produced by third parties.

16) Included in Eliminations are transactions that our segments enter into with one another. Our segments generally report transactions with one another as if they were stand-alone businesses in accordance with GAAP, and these transactions are eliminated in consolidation. When multiple segments enter into transactions to provide products and services to third parties, revenue is generally allocated to our segments based on relative value. Transactions between our segments generally include intercompany profit consistent with third-party transactions. The most significant of these transactions include distribution revenue in Media related to fees from Residential Connectivity & Platforms for the rights to distribute television programming and content licensing revenue in Studios for licenses of owned content to Media. The Residential Connectivity & Platforms and the Business Services Connectivity segments use certain shared infrastructure, including our network in the United States, and each segment is presented with its direct costs and an allocation of shared costs, as well as revenue from its customers.

17) From time to time, we may present supplemental financial information, including Adjusted EBITDA, for components of our reportable segments, such as Peacock. Adjusted EBITDA for components are presented on a consistent basis with the respective segments and disaggregated in accordance with GAAP.

18) Peacock revenue primarily consists of advertising, distribution and other revenue for our Peacock DTC streaming service.

19) Peacock paid subscribers represent customers from which we recognize distribution revenue, including both customers that pay us directly and customers receiving the service through arrangements with companies who sell Peacock on our behalf. In these arrangements, paid subscribers are counted based on the terms of the arrangement when the related revenue is recognized. As a result, certain customers are counted when they activate their account, while other customers are counted when the Peacock service is made available to them as part of their bundled service offering regardless of whether it is activated.

20) Corporate & Other primarily consists of overhead and personnel costs; Sky-branded video services and television networks in Germany; our regional sports networks; and Comcast Spectacor, which owns the Philadelphia Flyers and the Xfinity Mobile Arena in Philadelphia, Pennsylvania.

21) Costs and expenses, excluding depreciation and amortization, presented in these trending schedules do not include certain amounts that are excluded from Adjusted EBITDA, such as impairments of goodwill and long-lived assets and other operating gains and losses. Corporate & Other also excludes transaction and transaction-related costs associated with the separation of Versant, and other operating & administrative expenses related to our investment portfolio as detailed in the table below, as these amounts are excluded from Adjusted EBITDA. Transaction costs are incremental costs directly related to effectuating the separation and primarily include advisory, legal and audit fees, as well as legal entity separation costs. Transaction-related costs are incremental costs incurred related to the separation, including costs that reflect strategic decisions about how the standalone Versant business will be structured or operated, which may be different than if it remained part of Comcast. Transaction-related costs primarily include certain separation-related employee compensation, severance and retention bonuses; IT separation and implementation costs; and other one-time costs.

	2024					2025
(in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Transaction-related costs	$—	$—	$—	$—	$—	$2	$75	$90	$208	$374
Transaction costs	$—	$—	$—	$7	$7	$20	$36	$26	$27	$109
Costs related to our investment portfolio	($6)	($3)	($2)	($25)	($37)	$3	$26	$—	($10)	$18
Total	($6)	($3)	($2)	($19)	($30)	$24	$137	$116	$225	$501

Notes

22) Total Connectivity & Platforms supplemental costs and expenses information is presented on an aggregate basis across the Connectivity & Platforms segments as the segments use certain shared infrastructure, including our network in the United States. Costs and expenses information reported separately for the Residential Connectivity & Platforms and Business Services Connectivity segments include each segment's direct costs and an allocation of shared costs.

23) Connectivity & Platforms programming expenses, which represent our most significant operating expense, are the fees we incur to provide video services to our customers, and primarily include fees related to the distribution of television network programming and fees charged for retransmission of the signals from local broadcast television stations. These expenses also include the costs of content on the Sky-branded entertainment television networks, including amortization of licensed content.

24) Connectivity & Platforms direct product costs primarily consist of access fees related to using wireless and broadband networks owned by third parties to deliver our services and costs of products sold, including wireless devices and Sky Glass smart televisions.

25) Connectivity & Platforms technical & support expenses primarily consist of costs for labor to complete service call and installation activities; and costs for network operations and satellite transmission, product development, fulfillment and provisioning.

26) Connectivity & Platforms other expenses primarily consist of administrative personnel costs; franchise and other regulatory fees; fees paid to third parties where we sell advertising on their behalf; bad debt; building and office expenses; taxes and billing costs; and other business, headquarters and support costs necessary to operate the Connectivity & Platforms business.

27) We define Adjusted EBITDA as net income attributable to Comcast Corporation before net income (loss) attributable to noncontrolling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any. From time to time, we may exclude from Adjusted EBITDA the impact of certain events, gains, losses or other charges (such as significant legal settlements) that affect the period-to-period comparability of our operating performance. We provide more detail about Adjusted EBITDA and our use of non-GAAP financial measures, including reconciliations to GAAP, in Exhibits 99.1 and 99.2 to our Current Reports on Form 8-K (Quarterly Earnings Releases) for the respective periods.

28) Acquisition-related intangible assets are recognized as a result of the application of Accounting Standards Codification Topic 805, Business Combinations (such as customer relationships), and their amortization is significantly affected by the size and timing of our acquisitions. Acquisition-related intangible assets do not include intangible assets not resulting from business combinations (such as software and acquired intellectual property rights used in our theme parks).

29) Connectivity & Platforms domestic residential passings are considered passings if we can connect them to our network in the United States without further extending the transmission lines. The number of domestic residential passings is an estimate based on the best available information.

30) Residential Connectivity & Platforms customer relationships generally represent the number of residential customers that subscribe to at least one of our services. International Residential Connectivity & Platforms customer relationships represent customers receiving Sky services in the United Kingdom and Italy. Because each of our services includes a variety of product tiers, which may change from time to time, net additions or losses in any one period will reflect a mix of customers at various tiers.

31) Total Residential Connectivity & Platforms customer relationships and International Residential Connectivity & Platforms customer relationships were updated in the first quarter of 2026 due to a conforming change in methodology, resulting in a decrease of 125,000 customers. There was no impact to net additions and information for all periods has been recast on a comparable basis.

32) Penetration is calculated by dividing the number of domestic broadband residential customers located within our network by the number of domestic residential passings.

33) Connectivity & Platforms domestic wireless lines represent the number of residential and business customers’ wireless devices. An individual customer relationship may have multiple wireless lines.

34) Customer premise equipment (CPE): costs to purchase and install new equipment in order for residential and business customers to receive our services in the Connectivity & Platforms markets. CPE includes costs of acquiring and installing our video set-top boxes, broadband, voice, and security and automation equipment, as well as costs of connecting a customer to the closest point of the network in the United States. Costs associated with all subsequent disconnects and reconnects are expensed as incurred.

35) Scalable infrastructure: costs, other than CPE or line extensions, to support the growth of customer relationships and customers receiving additional services, secure additional bandwidth and provide service enhancements, including equipment for headends. Costs associated with plant replacements and relocation (upgrades/rebuilds) are also included in this category.

36) Line extensions: costs associated with entering new service areas. These costs include fiber and coaxial extensions.

37) Support capital: all other non-network and non-CPE related costs required for day-to-day operations, including land, buildings, vehicles, office equipment, tools and test equipment.

38) We define Free Cash Flow as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows) reduced by capital expenditures and cash paid for intangible assets. From time to time, we may exclude from Free Cash Flow the impact of certain cash receipts or payments (such as significant legal settlements) that affect period-to-period comparability. Cash payments related to certain capital or intangible assets, such as the construction of

Notes

Universal Beijing Resort, are presented separately in our Consolidated Statements of Cash Flows and are therefore excluded from capital expenditures and cash paid for intangible assets for Free Cash Flow. We provide more detail about Free Cash Flow and our use of non-GAAP financial measures, including reconciliations to GAAP, in Exhibits 99.1 and 99.2 to our Current Reports on Form 8-K (Quarterly Earnings Releases) for the respective periods.

39) We define Adjusted EPS as our diluted earnings per common share attributable to Comcast Corporation shareholders adjusted to exclude the effects of the amortization of acquisition-related intangible assets, investments that investors may want to evaluate separately (such as based on fair value) and the impact of certain events, gains, losses or other charges that affect period-over-period comparisons. Acquisition-related intangible assets are recognized as a result of the application of Accounting Standards Codification Topic (“ASC”) 805, Business Combinations (such as customer relationships), and their amortization is significantly affected by the size and timing of our acquisitions. Amortization of intangible assets not resulting from business combinations (such as software and acquired intellectual property rights used in our theme parks) is included in Adjusted EPS. Investments that investors may want to evaluate separately include all equity securities accounted for under ASC Topic 321, Investments-Equity Securities, as well as certain investments accounted for under ASC 323, Investments-Equity Method and Joint Ventures. We provide more detail about Adjusted EPS and our use of non-GAAP financial measures, including reconciliations to GAAP, in Exhibits 99.1 and 99.2 to our Current Reports on Form 8-K (Quarterly Earnings Releases) for the respective periods.
13